UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 1, 2000

FARMLAND INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)
           Kansas                     2-60372                           44-0209330
  (State of Incorporation)    (Commission File Number)    (I.R.S. Employer Identification No.)

                              3315 North Oak Trafficway
                                Kansas City, Missouri                           64116-0005
                       (Address of principal executive offices)                 (Zip Code)

816-459-6000

(Registrant's telephone number, including area code)

Not Changed

(Former name or former address, if changed since last report)

ITEM 2. Acquisition or Disposition of Assets

Effective October 1, 2000, Farmland Industries and Land O’Lakes consummated the formation of Land O’Lakes Farmland Feed LLC, a venture which combines the production, distribution and marketing of formula feed and feed ingredients, animal health products, and pet specialty products.

Farmland Industries contributed its feed fixed assets, inventories and certain other assets to the venture, and the venture assumed certain of Farmland’s feed liabilities. Based on the relative value of each company’s feed business, as determined through arms-length negotiations, Farmland received an approximate 31% equity interest in the venture. Our financial statements will reflect our investment as valued at the cost basis of assets contributed to the venture less liabilities assumed by the venture.

ITEM 7. Financial Statements and Exhibits

The following pro forma consolidated condensed financial statements are presented to illustrate the effects of the contribution of certain feed assets to the venture and the assumption of certain feed liabilities by the venture (the “Disposition”) on the historical financial position and operating results of Farmland.

The following pro forma consolidated condensed balance sheet of Farmland at May 31, 2000 gives effect to the Disposition as if it occurred as of that date. The pro forma consolidated condensed statements of operations for the nine months ended May 31, 2000 and for the year ended August 31, 1999 give effect to the Disposition as if it occurred as of September 1, 1998.

The pro forma consolidated condensed financial statements have been derived from, and should be read in conjunction with, Farmland’s historical consolidated financial statements, including the accompanying notes. Those financial statements are included in our Quarterly Report on Form 10-Q for the nine months ended May 31, 2000 and our Annual Report on Form 10-K for the year ended August 31, 1999.

The pro forma consolidated condensed financial statements are presented only for informational purposes. The feed business is highly seasonal - dairy feeding increases in the winter, swine feeding is year around, and catfish feeding is predominately in the summer. The pro forma presented for the nine months ended May 31, 2000 does not reflect a full cycle of earnings as it excludes the entire catfish feeding season and related profitability. From year to year, the profitability of the feed business varies by geographical area due to external factors such as livestock prices, drought, extreme temperatures, and general growing conditions. As a result, the accompanying pro forma consolidated condensed financial statements are not necessarily indicative of the financial position or results of operations of Farmland that would have occurred had the Disposition been consummated as of the dates indicated. For the reasons stated above, the pro forma consolidated condensed financial statements are not necessarily indicative of the future financial condition or operating results of Farmland.

FARMLAND INDUSTRIES, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

MAY 31, 2000

(unaudited)

ASSETS

                                                                                   May 31, 2000
                                                       -----------------------------------------------------------------------
                                                                           Pro Forma          Pro-Forma          Farmland
                                                           Farmland        Adjustment        Adjustment          Pro Forma
                                                              (a)           (b) (1)            (b) (2)
                                                     -----------------  ----------------  -----------------   ----------------
                                                                              (Amounts in Thousands)
  Accounts receivable - trade........................$        674,878    $                $                 $         674,874
  Inventories.........................................        886,780         (28,163)                 -              858,617
  Other current assets................................        111,453          (2,043)                 -              109,410
                                                     ----------------- ----------------  ----------------- -------------------

        Total Current Assets.........................$      1,722,726    $    (30,206)    $            -    $       1,692,520
                                                     -----------------  ----------------  ----------------- -----------------

Investments and Long-Term Receivables................$        423,632    $     (9,918)    $        50,645   $         464,359
                                                     -----------------  -----------------  ----------------- -----------------

Property, Plant and Equipment:
  Property, plant and equipment, at cost.............$      1,788,902    $    (97,370)    $            -    $       1,691,532
     Less accumulated depreciation and
     amortization.....................................        960,043         (58,922)                 -    $         901,121
                                                     ------------------   --------------  ----------------- -----------------

  Net Property, Plant and Equipment..................$        828,859    $    (38,448)    $            -    $         790,411
                                                     ------------------  ---------------  ----------------- -----------------

Other Assets                                         $        276,524    $     (1,076)    $            -    $         275,448
                                                     -----------------  ----------------  ----------------- -----------------
Total Assets                                         $      3,251,741    $    (79,648)    $        50,645   $       3,222,738
                                                     =================  ================  ================= =================

----------------------------------------------------------

    See accompanying Notes to Pro Forma Condensed Consolidated Balance Sheet

LIABILITIES AND EQUITIES

                                                                                May 31, 2000
                                                -----------------------------------------------------------------------------
                                                                       Pro Forma             Pro Forma           Farmland
                                                   Farmland            Adjustment            Adjustment         Pro Forma
                                                      (a)               (b) (1)               (b) (2)
                                                -----------------  -------------------   ------------------- ----------------
Current Liabilities:                                                       (Amounts in Thousands)
    Short-term notes payable ...................$        798,326      $            -      $              -     $      798,326
    Accounts payable - trade.....................        368,405             (16,703)                    -            351,702
    Other current liabilities....................        382,846             (11,460)                    -            371,386
                                                -----------------  -------------------   ------------------- ----------------
         Total Current Liabilities..............$      1,549,577      $      (28,163)     $              -     $    1,521,414
                                                -----------------  -------------------   ------------------- ----------------
Long-Term Liabilities...........................$        799,926      $         (163)     $              -     $      799,763
                                                                                         -------------------
                                                -----------------  -------------------                       ----------------

Interim Net (Loss)..............................$       (11,584)      $         (677)    $               -   $       (12,261)
                                                -----------------  -------------------   ------------------- ----------------

Capital Shares and Equities.....................$       913,822      $            -      $              -     $      913,822
                                                -----------------  -------------------   ------------------- ----------------

Total Liabilities and Equities..................$     3,251,741      $      (29,003)     $              -     $    3,222,738
                                                =================  ===================   =================== ================

----------------------------------------------------------
    See accompanying Notes to Pro Forma Condensed Consolidated Balance Sheet

FARMLAND INDUSTRIES, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(a) Reflects Farmland's historical financial position at May 31, 2000.

(b) Pro forma adjustments to record the Disposition as of May 31, 2000 reflect:

        1) The contribution to the venture of all of our feed assets, except for trade accounts receivables and our investments in other cooperatives, and the assumption by the venture of feed liabilities in an amount equal to the carrying value of feed inventories; and

        2) The recording of Farmland’s investment valued at the cost basis of assets contributed to the venture less liabilities assumed by the venture.

FARMLAND INDUSTRIES, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(UNAUDITED)

                                                                         Year Ended August 31, 1999
                                                   -------------------------------------------------------------------------
                                                                         Pro Forma          Pro Forma         Farmland
                                                       Farmland          Adjustment        Adjustment         Pro Forma
                                                          (a)             (b) (1)            (b) (2)
                                                   ------------------- ----------------   ---------------  -----------------
                                                                           (Amounts in Thousands)
Sales..............................................$      10,709,073   $    (575,547)     $          -     $    10,133,526
Cost of sales.......................................      10,231,081          530,246                -           9,700,835
                                                   ------------------- ----------------   ---------------  -----------------

Gross income.......................................$         477,972   $     (45,301)     $          -     $       432,691
                                                   ------------------- ----------------   ---------------  -----------------

Selling, general and administrative expenses.......$         480,839   $     (30,774)     $          -     $       450,065
                                                   ------------------- ----------------   ---------------  -----------------

Other income (deductions):
    Interest expense, net..........................$         (90,773)  $             -    $                $       (90,773)
    Other, net......................................          51,659            (355)                 -             51,304
                                                   ------------------- ----------------   ---------------  -----------------

Total other income (deductions)....................$         (39,114)  $        (355)     $          -     $        39,469
                                                   ------------------- ----------------   ---------------  -----------------

Equity in net income of investees..................$          65,510   $        (906)     $      15,480    $        80,084

Minority owners' interest in net (income)/loss
    of subsidiaries................................          (17,727)             504                -             (17,223)
                                                   ------------------- ----------------   ---------------  -----------------

Income before income taxes.........................$           5,822  $      (15,284)     $      15,480    $         6,018

Income tax benefit                                             8,043                -                -               8,043
                                                   ------------------- ----------------   ---------------  -----------------

Net income                                         $           13,865  $     (15,284)     $      15,480    $        14,061
                                                   =================== ================   ===============  =================

----------------------------------------------------------
    See accompanying Notes to Pro Forma Condensed Consolidated Statement of Operations

FARMLAND INDUSTRIES, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(UNAUDITED)

                                                                     Nine Months Ended May 31, 2000
                                                  ----------------------------------------------------------------------
                                                                         Pro Forma        Pro Forma        Farmland
                                                      Farmland           Adjustment       Adjustment       Pro Forma
                                                        (a)               (b) (1)          (b) (2)
                                                  ------------------   ---------------- -------------  -----------------
                                                                         (Amounts in Thousands)
Sales.............................................$      8,840,331     $    (461,572)    $          -    $    8,378,759
Cost of sales......................................      8,473,560          (424,815)               -         8,048,747
                                                  ------------------   ---------------- -------------  -----------------

Gross income......................................$        366,771     $     (36,759)    $          -    $      330,012
                                                  ------------------   ---------------- -------------  -----------------

Selling, general and administrative expenses......$        360,446     $     (23,842)    $          -    $      336,604
                                                  ------------------   ---------------- -------------  -----------------

Other income (deductions):
    Interest expense, net.........................$       (72,121)     $           -     $               $      (72,121)
    Other, net.....................................        33,466               (395)               -            33,071
                                                   ------------------ -----------------  --------------  ---------------

Total other income (deductions)...................$       (38,655)     $        (395)   $           -    $      (39,050)
                                                  ------------------   ---------------- ---------------  ---------------

Equity in net income of investees ................$        33,668      $        (573)   $       12,275   $        45,370

Minority owners' interest in net (income)
    of subsidiaries................................       (15,737)              (504)               -           (16,241)
                                                  ------------------   ---------------- ---------------  ---------------

Income (loss)  before income taxes................$       (14,399)    $      (14,389)  $        12,275   $      (16,513)

Income tax benefit                                           2,815                 -                -             2,815
                                                  ------------------   ---------------- --------------  ----------------

Net income (loss)                                 $        (11,584)    $      (14,389)  $        12,275  $      (13,698)
                                                  ==================   ================ ===============  ===============

----------------------------------------------------------
    See accompanying Notes to Pro Forma Condensed Consolidated Statement of Operations

FARMLAND INDUSTRIES, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONDENSED CONSOLIDATED

STATEMENTS OF OPERATIONS

NINE MONTHS ENDED MAY 31, 2000 AND YEAR ENDED AUGUST 31, 1999

(a) Reflects Farmland’s historical operating result for the nine months ended May 31, 2000 and for the year ended August 31, 1999.

(b) Pro Forma adjustments to record the Disposition for the nine months ended
May 31, 2000 and for the year ended August 31, 1999 reflect the following directly identifiable items:

        1) The effect of excluding Feed’s sales, cost of sales, selling, general and administrative expenses, other income, equity in net income of investees, and minority owners’ interest in net (income)/loss of subsidiaries from the consolidated statement of operations; and

        2) The effect of including additional equity in net income of investees to reflect Farmland’s 31% share of the combined historical operating results of Land O’Lakes’ and Farmland’s feed businesses for the nine months ended May 31, 2000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

October 13, 2000                                        FARMLAND INDUSTRIES, INC.
      (Date)                                                  (Registrant)

                                By:                       /s/ JOHN F. BERARDI
                                   --------------------------------------------------
                                                            John F. Berardi
                                                       Executive Vice President
                                                      and Chief Financial Officer